                                                                  Exhibit 10.34
-------------------------------------------------------------------------------

                              SECURITY AGREEMENT

                                     among

                             SCALABLE SOFTWARE, INC.,

                                  as Assignor

                                     and

                              NEON SYSTEMS, INC.,

                               as Secured Party

                     ---------------------------------

                            Dated as of June 26, 2002

                     ---------------------------------

-------------------------------------------------------------------------------

                            TABLE OF CONTENTS

                                                                                                   Page

ARTICLE I SECURITY INTERESTS.........................................................................1
 1.1        Grant of Security Interests..............................................................1
 1.2        Power of Attorney........................................................................2
ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.........................................2
 2.1        Necessary Filings........................................................................2
 2.2        No Liens.................................................................................2
 2.3        Other Financing Statements...............................................................3
 2.4        Chief Executive Office, Record Locations.................................................3
 2.5        Legal Names; Organizational Identification Number; Trade Names; Change of Name...........3
 2.6        Jurisdiction and Type of Organization....................................................4
ARTICLE III SPECIAL PROVISIONS CONCERNING TRADEMARKS.................................................4
 3.1        Additional Representations and Warranties................................................4
 3.2        Licenses and Assignments.................................................................5
 3.3        Infringements............................................................................5
 3.4        Preservation of Marks....................................................................5
 3.5        Maintenance of Registration..............................................................5
 3.6        Future Registered Marks..................................................................5
 3.7        Remedies.................................................................................6
ARTICLE IV SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS.......................6
 4.1        Additional Representations and Warranties................................................6
 4.2        Registered Copyrights....................................................................7
 4.3        Licenses and Assignments.................................................................7
 4.4        Infringements............................................................................7
 4.5        Maintenance of Patents or Copyright......................................................7
 4.6        Prosecution of Patent Applications.......................................................7
 4.7        Other Patents and Copyrights.............................................................8
 4.8        No Restrictions from Third Party Licensors...............................................8
 4.9        Remedies.................................................................................8
ARTICLE V SPECIAL PROVISIONS CONCERNING ELIGIBLE RECEIVABLES.........................................8
 5.1        Additional Representations and Warranties................................................8
 5.2        Maintenance of Records...................................................................9
 5.3        Direction to Account Debtors; etc........................................................9
 5.4        Modification of Terms; etc...............................................................9
 5.5        Collection..............................................................................10
 5.6        Assignor Remains Liable Under Receivables...............................................10
ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL.....................................................10
 6.1        Protection of Secured Party's Security..................................................10
 6.2        Further Actions.........................................................................11
 6.3        Financing Statements or Other Notices...................................................11
ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT.........................................11
 7.1        Remedies; Obtaining the Collateral Upon Default.........................................11

 7.2        Remedies; Disposition of the Collateral.................................................12
 7.3        Waiver of Claims........................................................................13
 7.4        Application of Proceeds.................................................................14
 7.5        Remedies Cumulative.....................................................................14
 7.6        Discontinuance of Proceedings...........................................................15
ARTICLE VIII INDEMNITY..............................................................................15
 8.1        Indemnity...............................................................................15
 8.2        Indemnity Obligations Secured by Collateral; Survival...................................16
ARTICLE IX DEFINITIONS..............................................................................16
ARTICLE X MISCELLANEOUS.............................................................................19
 10.1       Notices.................................................................................19
 10.2       Waiver; Amendment.......................................................................20
 10.3       Obligations Absolute....................................................................20
 10.4       Successors and Assigns..................................................................20
 10.5       Headings Descriptive....................................................................20
 10.6       Governing Law...........................................................................20
 10.7       Assignor's Duties.......................................................................21
 10.8       Termination.............................................................................21
 10.9       Counterparts............................................................................21
 10.10      Severability............................................................................21
 10.11      The Secured Party.......................................................................21
 10.12      Benefit of Agreement....................................................................21

ANNEX A Schedule of Legal Names, Organizational Identification Numbers and Trade and Fictitious Names

ANNEX B   Schedule of Marks

ANNEX C   Schedule of Patents

ANNEX D   Schedule of Copyrights

ANNEX E   Form of Grant of Security Interest in United States Trademarks

ANNEX F   Form of Grant of Security Interest in United States Patents

ANNEX G   Form of Grant of Security Interest in United States Copyrights

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of June 26, 2002, made by SCALABLE SOFTWARE, INC., a Delaware corporation, organizational identification number _________, ("Assignor"), with its chief executive office being located at 720 North Post Oak Road, Suite 500, Houston, Texas 77024, in favor of NEON SYSTEMS, INC., a Delaware corporation ("Secured Party"), whose address for notice hereunder is 14100 Southwest Freeway, Suite 500, Sugar Land, Texas 77478. Except as otherwise defined herein, all capitalized terms used herein and defined in the Note (as defined below) shall be used herein as therein defined.

                                 R E C I T A L S

         A. Assignor and Secured Party have entered into a Promissory Note dated as of June 26, 2002 (as the same may from time to time be amended, renewed, modified, extended, increased and/or rearranged, the "Note"), providing for the making of a term loan, available in multiple advances, in the principal amount of up to $5,500,000 to Assignor (the "Loan") as contemplated therein.

         B. It is a condition precedent to the making of the Loan or any advance under the Note that Assignor shall have executed and delivered to Secured Party this Agreement and Assignor has agreed to execute and deliver to Secured Party this Agreement.

         C. In consideration of the benefits accruing to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby makes the following representations and warranties to Secured Party and hereby covenants and agrees with Assignee as follows:

                                   ARTICLE I
                               SECURITY INTERESTS

         1.1      Grant of Security Interests. As security for the prompt and
                  ---------------------------
complete payment and performance when due of all of its Obligations under the Note, Assignor does hereby assign and transfer unto Secured Party, and does hereby pledge and grant to Secured Party a continuing security interest in and to the following (collectively, the "Collateral"):

         (a) All of the right, title and interest of Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of Assignor symbolized by the Marks,
                  (ii) all Patents and Copyrights, (iii) all computer programs of Assignor and all intellectual property rights therein and all other proprietary information of Assignor, including, but not limited to, Trade Secret Rights;

         (b) All of the right, title and interest of Assignor in, to and under all Eligible Receivables, whether now existing or hereafter from time to time arising or acquired;

         (c) All General Intangibles (including payment intangibles and software) and other personal property of Assignor of every kind and nature (including, without limitation, cash, tort claims (commercial or otherwise) and letter of credit rights) relating to any or all of Assignor's property, rights, titles and interests described or referred to in clauses (a) and (b) of this Section 1.1; and

         (d)      All Proceeds and products of any and all of the foregoing.

         The security interest of Secured Party under this Agreement extends to all Collateral which Assignor may acquire at any time during the term of this Agreement.

         1.2      Power of Attorney. Assignor hereby constitutes and appoints
                  -----------------
Secured Party its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of Assignor or otherwise) to act, require, demand, receive, compound and give acquaintance for any and all moneys and claims for moneys due or to become due to Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Secured Party may deem to be necessary or advisable to protect its interests, which appointment as attorney is coupled with an interest.

                                   ARTICLE II
                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1      Necessary Filings. All filings, registrations and recordings
                  -----------------
necessary or appropriate to create, preserve and perfect the security interest granted by Assignor to Secured Party hereby in respect of the Collateral have been accomplished and the security interest granted to Secured Party pursuant to this Agreement in and to the Collateral creates a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession, by filing a financing statement under the UCC as enacted in any relevant jurisdiction and by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office or a similar statement or instrument in a foreign equivalent office.

         2.2      No Liens. Assignor is, and as to Collateral acquired by it
                  --------
from time to time after the date hereof Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person, and Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Secured Party.

         2.3      Other Financing Statements. As of the date hereof, there is no
                  --------------------------
financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements being terminated in connection with the Loan, so long as such financing statements (or similar statements or instruments of registration under the law of any jurisdiction) are in fact terminated within 10 days after the Closing Date), and so long as the Termination Date has not occurred, Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statements or instruments of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements (or similar statements or instruments of registration under the law of any jurisdiction) filed or to be filed in respect of and covering the security interests granted hereby by Assignor.

         2.4      Chief Executive Office, Record Locations. The chief executive
                  ----------------------------------------
office of Assignor is located at the address indicated in the opening paragraph of this Agreement. Assignor will not move its chief executive office except to such new location as Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Eligible Receivables of Assignor and the only original books of account and records of Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at such new locations as Assignor may establish in accordance with the last sentence of this Section 2.4. All Eligible Receivables of Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. Assignor shall not establish new locations for such offices until (i) it shall have given to Secured Party not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as Secured Party may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to Secured Party to maintain the security interest of Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.5      Legal Names; Organizational Identification Number; Trade
                  --------------------------------------------------------
Names; Change of Name. The legal name of Assignor, and the organizational
---------------------
identification number (if any) of Assignor, is as set forth in the opening paragraph of this Agreement. Assignor has not operated in any jurisdiction under, or in the preceding five years has not had nor has it operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex A hereto for Assignor. Assignor shall not change its legal name, organizational identification number (if any) or assume or operate in any jurisdiction under any trade, fictitious or other name except its legal name, organizational identification number and those trade names in each case listed on Annex A hereto for Assignor and those that may be established in accordance with the immediately succeeding sentence of this Section 2.5. Assignor shall not change its legal name or organizational identification number or assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to Secured Party not less than 15 days prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as Secured Party may reasonably request, and (ii) with respect to such new name, it shall have taken all action reasonably requested by Secured Party to maintain the security interest of Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that Assignor does not have an organizational identification number on the date hereof and later obtains one, Assignor shall promptly thereafter notify Secured Party of such organizational identification number and shall take all actions reasonably satisfactory to Secured Party to the extent necessary to maintain the security interest of Secured Party in the Collateral intended to be granted hereby fully perfected and in full force and effect.

         2.6      Jurisdiction and Type of Organization. The jurisdiction of
                  -------------------------------------
organization of Assignor and the type of organization of Assignor are as set forth in the opening paragraph of this Agreement. Assignor shall not change its jurisdiction of organization or its type of organization until (i) it shall have given to Secured Party not less than 15 days prior written notice of intention so to do, clearly describing such new jurisdiction of organization and/or type of organization and providing such other information in connection therewith as Secured Party may reasonably request, and (ii) with respect to such new jurisdiction of organization and/or type of organization, it shall have taken all actions reasonably requested by Secured Party to maintain the security interest of Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                                  ARTICLE III
                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

         3.1      Additional Representations and Warranties. Assignor represents
                  -----------------------------------------
and warrants that it is the true and lawful owner of or otherwise has the right to use (as such may be limited by law) the registered Marks listed in Annex B hereto for Assignor and that said listed Marks include all United States and foreign marks registered in and applications for marks filed with the United States Patent and Trademark Office or any foreign equivalent that Assignor owns or uses in connection with its business as of the date hereof. Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks that it uses. Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications and all foreign trademark registrations and applications, in each case, listed in Annex B hereto and that said registrations are valid, subsisting, have not been canceled and that Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, is not aware that there is any reason that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications will not pass to registration. Assignor hereby grants to the Secured Party an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or foreign equivalent office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

         3.2      Licenses and Assignments. Except as otherwise permitted
                  ------------------------
hereby, Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Secured Party.

         3.3      Infringements. Assignor agrees, promptly upon learning
                  -------------
thereof, to notify the Secured Party in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who Assignor believes is infringing or diluting or otherwise violating any of Assignor's rights in and to any Mark in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that Assignor's use of any Mark violates any property right of that party other than as could not reasonably be expected to have a Material Adverse Effect. Assignor further agrees to prosecute in accordance with reasonable business practices any Person infringing any Mark in any manner that could reasonably be expected to have a Material Adverse Effect.

         3.4      Preservation of Marks. Assignor agrees to use its Marks in
                  ---------------------
interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States or foreign jurisdictions (other than any such Marks determined by Assignor, in the exercise of its reasonable business judgment, to be no longer useful or advantageous to the ongoing conduct of its business).

         3.5      Maintenance of Registration. Assignor shall, at its own
                  ---------------------------
expense, in a commercially reasonable manner process such documents as are reasonably required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office or foreign equivalent office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Secured Party (other than with respect to registrations and applications determined by Assignor, in the exercise of its reasonable business judgment, to be no longer materially useful or advantageous to the ongoing conduct of its business).

         3.6      Future Registered Marks. If any Mark registration is issued
                  -----------------------
hereafter to Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or foreign equivalent office, within 30 days of receipt of such certificate, Assignor shall deliver to the Secured Party a copy of such certificate, and an assignment for security in such Mark, to the Secured Party and at the expense of Assignor, confirming the assignment for security in such Mark to the Secured Party hereunder, the form of such security to be substantially in the form of Annex E hereto or in such other form as may be reasonably satisfactory to the Secured Party.

         3.7      Remedies. If an Event of Default shall occur and be
                  --------
continuing, the Secured Party may, by written notice to Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Secured Party in which event such rights, title and interest shall immediately vest, and the Secured Party shall be entitled to exercise the power of attorney referred to in Section 3.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of Assignor in connection with which the Marks have been used; and (iii) direct Assignor to refrain, in which event Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and Assignor shall execute such further documents that the Secured Party may reasonably request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or foreign equivalent office to the Secured Party.

                                   ARTICLE IV
                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

         4.1      Additional Representations and Warranties. Assignor represents
                  -----------------------------------------
and warrants that it is the true and lawful owner or licensee of all rights in
(i) all United States trade secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"), (ii) the Patents listed in Annex C hereto for Assignor and that said Patents include all the United States and foreign patents and applications for United States and foreign patents that Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex D hereto for Assignor and that said Copyrights constitute all the United States and foreign copyrights and applications to United States and foreign copyrights that Assignor owns as of the date hereof. Assignor further warrants that it has no knowledge of any third party claim that any aspect of Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Assignor hereby grants to the Secured Party an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or foreign equivalent office in order to effect an absolute assignment of all right, title and interest in each Patent, and to record the same.

         4.2      Registered Copyrights. Assignor represents and warrants that
                  ---------------------
it does not as of the date hereof own any Copyrights that are registered with the United States Copyright Office or foreign equivalent office. Assignor covenants that should it at any time intend to apply for registration for any of its Copyrights with the United States Copyright Office or foreign equivalent office, or should it apply for a Patent with the United States Patent and Trademark Office or foreign equivalent office, it will give Secured Party written notice of such intent to apply for a Copyright registration or Patent with such office 30 days prior to the making of such application.

         4.3      Licenses and Assignments. Except as otherwise permitted
                  ------------------------
hereby, Assignor hereby agrees not to divest itself of any right under any Patent or Copyright acquired after the date hereof absent prior written approval of the Secured Party, which shall not be unreasonably withheld.

         4.4      Infringements. Assignor agrees, promptly upon learning
                  -------------
thereof, to furnish the Secured Party in writing with all pertinent information available to Assignor with respect to any infringement, contributing infringement or active inducement to infringe of any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or that with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Assignor further agrees, absent direction of the Secured Party to the contrary, to prosecute in a commercially reasonable manner any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         4.5     Maintenance of Patents or Copyright. At its own expense,
                 -----------------------------------
Assignor shall as promptly as practicable pay all post-issuance fees required pursuant to 35 U.S.C. ss.41 (and all foreign equivalent fees (if any), as applicable) to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Secured Party (other than any such Patents or Copyrights determined by Assignor, in the exercise of its reasonable business judgment, to be no longer useful or advantageous to the ongoing conduct of its business).

         4.6      Prosecution of Patent Applications. At its own expense,
                  ----------------------------------
Assignor shall in a commercially reasonable manner prosecute all material applications for (i) United States and foreign Patents listed in Annex C hereto and (ii) Copyrights listed on Annex D hereto, in each case for Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications determined by Assignor, in the exercise of its reasonable business judgment, to be no longer useful or advantageous to the ongoing conduct of its business), absent written consent of the Secured Party.

         4.7      Other Patents and Copyrights. Within 10 days of the
                  ----------------------------
acquisition of a United States or foreign Patent or acquisition of a registered Copyright, other than such Patents or Copyrights issued to Assignor upon the filing of an application for Copyright or Patent with the relevant United States or foreign office, which are addressed in Section 4.2 hereof, Assignor shall deliver to the Secured Party a copy of said Copyright or certificate or registration of, said Patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Secured Party and at the expense of Assignor, confirming the assignment for security, the form of such assignment for security to be substantially in the form of Annex F or G hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Secured Party.

         4.8      No Restrictions from Third Party Licensors. Assignor hereby
                  ------------------------------------------
represents and warrants that none of the Collateral with respect to which it owns a Copyright involves any license or licenses granted by third party licensors that impose any restriction upon the grant of a security interest in such Copyright or the ownership transfer or sale of such Copyright to Secured Party or any designee or assignee thereof.

         4.9      Remedies. If an Event of Default shall occur and be
                  --------
continuing, the Secured Party may, by written notice to Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of Assignor in each of the Patents and Copyrights vested in the Secured Party in which event such right, title, and interest shall immediately vest in the Secured Party in which case the Secured Party shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct Assignor to refrain, in which event Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and Assignor shall execute such further documents as the Secured Party may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Secured Party.

                                   ARTICLE V
               SPECIAL PROVISIONS CONCERNING ELIGIBLE RECEIVABLES

         5.1      Additional Representations and Warranties. As of the time when
                  -----------------------------------------
each of its Eligible Receivables arises, Assignor shall be deemed to have represented and warranted that each such Eligible Receivable, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

         5.2      Maintenance of Records. Assignor will keep and maintain at its
                  ----------------------
own cost and expense accurate records of its Eligible Receivables, including, but not limited to, originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and Assignor will make the same available on Assignor's premises to Secured Party for inspection, at Assignor's own cost and expense, at any and all reasonable times upon prior notice to Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of Secured Party, Assignor shall, at its own cost and expense, deliver all tangible evidence of its Eligible Receivables (including, without limitation, all documents evidencing the Eligible Receivables) and such books and records to Secured Party or to its representatives (copies of which evidence and books and records may be retained by Assignor). Assignor shall legend, in form and manner satisfactory to Secured Party, the Eligible Receivables, as well as books, records and documents (if any) of Assignor evidencing or pertaining to such Eligible Receivables, with an appropriate reference to the fact that such Eligible Receivables have been assigned to Secured Party and that Secured Party has a security interest therein.

         5.3      Direction to Account Debtors; etc. Upon the occurrence and
                  ----------------------------------
during the continuance of an Event of Default, if Secured Party so directs Assignor, Assignor agrees (x) to cause all payments on account of the Eligible Receivables to be made directly to Secured Party, (y) that Secured Party may, at its option, directly notify the obligors with respect to any Eligible Receivables to make payments with respect thereto as provided in the preceding clause (x), and (z) that Secured Party may enforce collection of any such Eligible Receivables and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as Assignor. Without notice to or assent by any Assignor, Secured Party may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts received by Secured Party on account of the Eligible Receivables toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by Assignor or Secured Party, shall be borne by Assignor. The Secured Party shall deliver a copy of such notice referred to in the preceding clause
(y) to Assignor, provided that the failure by Secured Party to so notify Assignor shall not affect the effectiveness of such notice or the other rights of Secured Party created by this Section 5.3.

         5.4      Modification of Terms; etc. Except in accordance with
                  ---------------------------
Assignor's ordinary course of business and consistent with reasonable business judgment, Assignor shall not rescind or cancel any indebtedness evidenced by any Eligible Receivable, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Eligible Receivable, or interest therein, without the prior written consent of Secured Party. Assignor will not do anything to impair the rights of Secured Party in the Eligible Receivables.

         5.5      Collection. Assignor shall endeavor in accordance with
                  ----------
reasonable business practices to cause to be collected from the account debtor named in each of its Eligible Receivables, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Eligible Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Eligible Receivable. Except as otherwise directed by Secured Party after the occurrence and during the continuation of an Event of Default, Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Eligible Receivables (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by Assignor or Secured Party, shall be borne by Assignor.

         5.6      Assignor Remains Liable Under Receivables. Anything herein to
                  -----------------------------------------
the contrary notwithstanding, Assignor shall remain liable under each of the Eligible Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Eligible Receivables. Secured Party shall not have any obligation or liability under any Eligible Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to such Eligible Receivable pursuant hereto, nor shall Secured Party be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Eligible Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Eligible Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                                   ARTICLE VI
                      PROVISIONS CONCERNING ALL COLLATERAL

         6.1      Protection of Secured Party's Security. Except as expressly
                  --------------------------------------
permitted hereunder, Assignor will do nothing to impair the rights of the Secured Party in the Collateral. Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be for any reason whatsoever unavailable to Assignor.

         6.2      Further Actions. Assignor will, at its own expense and upon
                  ---------------
the reasonable request of the Secured Party, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         6.3      Financing Statements or Other Notices. Assignor agrees to
                  -------------------------------------
execute and deliver to the Secured Party such financing statements or other notices, in form reasonably acceptable to the Secured Party, as the Secured Party may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Secured Party to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Assignor hereby authorizes the Secured Party to file any such financing statements or other notices without the signature of Assignor where permitted by law.

                                  ARTICLE VII
                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

         7.1      Remedies; Obtaining the Collateral Upon Default. Assignor
                  -----------------------------------------------
agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Secured Party, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

         (a) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of Assignor;

         (b) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral (including, without limitation, the Eligible Receivables) to make any payment required by the terms of such agreement, instrument or other obligation directly to Secured Party and may exercise any and all remedies of Assignor in respect of such Collateral;

         (c) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 6.2 hereof, or direct Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

         (d) take possession of the Collateral or any part thereof, by directing Assignor in writing to deliver the same to the Secured Party at any reasonable place or places designated by the Secured Party, in which event Assignor shall at its own expense:

             (i) forthwith cause the same to be moved to the place or places so designated by the Secured Party and there delivered to the Secured Party;

             (ii) store and keep any Collateral so delivered to the Secured Party at such place or places pending further action by the Secured Party as provided in Section 7.2 hereof; and

             (iii) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition; and

         (e) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Secured Party shall in its sole judgment determine;

it being understood that Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by Assignor of said obligation.

         7.2      Remedies; Disposition of the Collateral. If any Event of
                  ---------------------------------------
Default shall have occurred and be continuing, then any Collateral repossessed by the Secured Party under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party or after any overhaul or repair at the expense of Assignor which the Secured Party shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of Assignor or any nominee of Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Secured Party's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Secured Party may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 7.2 without accountability to Assignor. If, under applicable law, the Secured Party shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to Assignor as hereinabove specified, the Secured Party need give Assignor only such notice of disposition as shall be reasonably practicable in view of such applicable law. Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Assignor's expense.

         7.3      Waiver of Claims. Except as otherwise provided in this
                  ----------------
Agreement, ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and Assignor hereby further waives, to the extent permitted by law:

         (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Secured Party's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

         (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

         (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Assignor.

         7.4      Application of Proceeds. All moneys collected by the Secured
                  -----------------------
Party upon any sale or other disposition of the Collateral, together with all other moneys received by the Secured Party hereunder, shall be applied as follows:

          (a) to the payment of all amounts owing the Secured Party of the type described in clauses (ii) and (iii) of the definition of "Obligations";

          (b) to the extent proceeds remain after the application pursuant to the preceding clause (a), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Party;

          (c) to the extent proceeds remain after the application pursuant to the preceding clauses (a), and (b), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Party; and

          (d) to the extent proceeds remain after the application pursuant to the preceding clauses (a) through (c), inclusive, and following the termination of this Agreement pursuant to
                  Section 10.8(a) hereof, to Assignor or to whomever may be lawfully entitled to receive such surplus.

         7.5      Remedies Cumulative. Each and every right, power and remedy
                  -------------------
hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given to the Secured Party under this Agreement, the Note or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Secured Party in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand. In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

         7.6      Discontinuance of Proceedings. In case the Secured Party shall
                  -----------------------------
have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case Assignor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII
                                    INDEMNITY

         8.1      Indemnity. (a) Assignor jointly and severally agrees to
                  ---------
indemnify, reimburse and hold the Secured Party and its successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of (i) this Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or (ii) any claim by any Person that is not an Indemnitee in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify Assignor of any such assertion of which such Indemnitee has knowledge.

         (b) Without limiting the application of Section 8.1(a) hereof, Assignor agrees, jointly and severally, to pay or reimburse the Secured Party for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Secured Party's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Secured Party's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) If and to the extent that the obligations of Assignor under this Section 8.1 are unenforceable for any reason, Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         8.2      Indemnity Obligations Secured by Collateral; Survival. Any
                  -----------------------------------------------------
amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and the payment of all other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX
                                   DEFINITIONS

         The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Agreement" shall mean this Security Agreement as the same may be modified, supplemented, amended and/or restated from time to time in accordance with its terms.

         "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

         "Copyrights" shall mean any United States and foreign copyright owned now or hereafter by Assignor, including any registrations of any Copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by Assignor, including, without limitation, Assignor's software for, among other things, measuring actual usage of information technology resources known as "Survey," more particularly described on attached Annex D, in object code form only, its accompanying documentation and any updates and releases as may be developed after the date hereof.

         "Default" shall mean any event which with notice or lapse of time, or both, would constitute an Event of Default.

         "Eligible Receivables" shall mean a portion of all Receivables that are not Ineligible Receivables that is equal in value to the amount of outstanding principal on the Note.

         "Eligible Receivables Collateral" shall mean all Collateral described in Section 1.1(b), together with all General Intangibles and Proceeds relating thereto.

         "Event of Default" shall mean any Event of Default under, and as defined in, the Note and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

         "General Intangibles" shall have the meaning provided in the UCC.

         "Indemnitee" shall have the meaning provided in Section 7.1 of this Agreement.

         "IP Collateral" shall mean all Collateral described in Section 1.1(a), together with all General Intangibles and Proceeds relating thereto.

         "Ineligible Receivables" shall mean all Receivables which are (i) subject to a Lien in favor of any Person other than Secured Party (ii) not paid for 91 days after the date of original invoice, [add others].

         "Liens" shall mean security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on Assignor's property.

         "Loan Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VIII.

         "Marks" shall mean all right, title and interest in and to (or as may hereafter be acquired in and to) any trademarks, service marks and trade names now held or hereafter acquired by Assignor, including any registration of any trademarks and service marks in the United States Patent and Trademark Office or in any equivalent foreign office and any trade dress including logos and/or designs used by Assignor, but excluding any such right, title and interest of Assignor in and to same as licensee pursuant to a contract which is expressly excluded from the definition of "Contract" contained herein pursuant to the terms of such definition.

         "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations, fees and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of Assignor to the Secured Party, whether now existing or hereafter incurred under, evidenced by, arising out of, or in connection with, the Note and the other documents executed in connection with or as security for the Note, and the due performance and compliance by Assignor with all of the terms, conditions and agreements contained in the Note or any other such document (all such obligations, liabilities and indebtedness under this clause (i), being herein collectively called the "Loan Document Obligations"); (ii) any and all sums advanced by the Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral;
(iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of Assignor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 7.1 of this Agreement; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

         "Patents" shall mean any United States or foreign patent to which Assignor now or hereafter has right, title and interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by Assignor.

         "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.
         "Person" shall mean an individual, a corporation, a company, a partnership, a joint venture, an association, a joint stock company, a trust, an unincorporated organization, a government or any agency or political subdivision thereof.

         "Primary Obligations" shall mean all principal of, premium (if any), and interest on, all amounts advanced and outstanding under the Note.

         "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of Texas on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" shall mean any "account" as such term is defined in the UCC, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to health-care insurance receivables and to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto,
(f) all instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

         "Secondary Obligations" shall mean obligations other than Primary Obligations.

         "Trade Secret Rights" shall have the meaning provided in Section 4.1 of this Agreement.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

         "United States" and "U.S." shall each mean the United States of America.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1     Notices. All notices, requests and demands to or upon the
                  -------
respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of Assignor and the Secured Party, or to such other address as may be hereafter notified by the respective parties hereto:

                  the Assignor:

                  Scalable Software, Inc.
                  720 North Post Oak Road
                  Suite 500
                  Houston, Texas 77024
                  Attention:   Louis R. Woodhill, President and CEO

                  Telephone:   ________________
                  Telecopier:  ________________

                  with copies to:

                  -----------------------------
                  -----------------------------
                  -----------------------------
                  -----------------------------

                  Secured Party:

                  NEON Systems, Inc.
                  14100 Southwest Freeway, Suite 500
                  Sugar Land, Texas  77478
                  Attention:   Wayne E. Webb, General Counsel

                  Telephone:   ________________
                  Telecopier:  ________________

provided that any notice, request or demand to or upon Secured Party shall not be effective until received.

         10.2     Waiver; Amendment. None of the terms and conditions of this
                  -----------------
Agreement or any other document executed in connection herewith or the Note may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by Assignor.

         10.3     Obligations Absolute. The obligations of Assignor hereunder
                  --------------------
shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or the Note; or (c) any amendment to or modification of the Note, or any instrument or document executed in connection with or as security for any of the Obligations; whether or not Assignor shall have notice or knowledge of any of the foregoing.

         10.4     Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
Assignor and its successors and assigns (although Assignor may not assign its rights and obligations hereunder) and shall inure to the benefit of the Secured Party and its respective successors and assigns. All agreements, statements, representations and warranties made by Assignor herein or in any certificate or other instrument delivered by Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of this Agreement, the Note, or any other instrument or document executed in connection with or as security for any of the Obligations regardless of any investigation made by the Secured Party or on its behalf.

         10.5     Headings Descriptive. The headings of the several sections
                  --------------------
of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         10.6     Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                  -------------
OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS.

         10.7     Assignor's Duties. It is expressly agreed, anything herein
                  -----------------
contained to the contrary notwithstanding, that Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Assignor under or with respect to any Collateral.

         10.8     Termination. Upon the satisfaction in full of the Obligations
                  -----------
and upon written request for the termination hereof delivered by Assignor to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Assignor. Secured Party will thereafter, upon Assignor's request and at Assignor's expense, (i) return to Debtor such of the Collateral in Secured Party's possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (ii) execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

         10.9     Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Assignor and the Secured Party.

         10.10    Severability. Any provision of this Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.11    The Secured Party. The Secured Party will hold in accordance
                  -----------------
with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Secured Party as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. Secured Party shall act hereunder on the terms and conditions set forth herein.

         10.12    Benefit of Agreement. This Agreement shall be binding upon the
                  --------------------
parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                       SCALABLE SOFTWARE, INC.,
                                       as Assignor

                                       By:     ________________________________
                                               Name:
                                               Title:

Accepted and Agreed to:

NEON SYSTEMS, INC.,
as Secured Party

By:     _________________________________
        Name:
        Title:

                                                                        ANNEX A
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------

                  SCHEDULE OF LEGAL, TRADE AND FICTITIOUS NAMES
                    AND ORGANIZATIONAL IDENTIFICATION NUMBERS

I.       Legal Name/Organizational Identification Number

II.      Trade and Fictitious Names

                                   ANNEX A - 1

                                                                        ANNEX B
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------

                       SCHEDULE OF MARKS
                       -----------------

Marks                      Country                    Registration No.
-----                      -------                    ----------------

You Can't Manage What      U.S.A.                     2,569,742
You Can't Measure

Scalable Software and      U.S.A.                     2,555,471
Design

Survey A Scalable          U.S.A.                     3,552,260
Solution and Design

                                   ANNEX B - 1

                                                                        ANNEX C
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------

                               SCHEDULE OF PATENTS
                               -------------------

None.

                                   ANNEX C - 1

                                                                         ANNEX D
                                                                              to
                                                              SECURITY AGREEMENT
                                                              ------------------

                             SCHEDULE OF COPYRIGHTS
                             ----------------------

The computer software application called "Survey," including, but not limited to, the following modules, whether sold separately or together:

  .  Survey Hardware Manager;
  .  Survey Inventory Manager;
  .  Survey IT Portfolio Manager;
  .  Survey Software Manager;
  .  Survey Suite;
  .  Survey Workforce Manager; and
  .  Survey Suite;

and any and all related source code, enhancements, upgrades, new versions, modifications, patches, fixes, revisions or any and all derivative work of or derived from or related to all or any of the above.

                                  ANNEX D - 1

                                                                         ANNEX E
                                                                              to
                                                              SECURITY AGREEMENT
                                                              ------------------

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS
                           ---------------------------

         FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to NEON Systems, Inc., as Secured Party, with principal offices at 14100 Southwest Freeway, Suite 500, Sugar Land, Texas 77478 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

         THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor and the Grantee, dated as of June ___, 2002 (as amended from time to time, the "Security Agreement"). Upon full and final payment of all Obligations of the Grantor to the Grantee secured by the Security Agreement, the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

                                  ANNEX E - 1

         This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                    * * *

                                  ANNEX E - 2

         IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                        [NAME OF GRANTOR], Grantor
                                        By:          ___________________________
                                                     Name:
                                                     Title:

                                        NEON SYSTEMS, INC.,
                                           as Secured Party

                                        By:          ___________________________
                                                     Name:
                                                     Title:

                                  ANNEX E - 3

STATE OF                                )
                                        )  ss.:
COUNTY OF                               )

         On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the [Board of Directors] of said ____________.

                                                   ___________________________
                                                   Notary Public

                                  ANNEX E - 4

STATE OF                                )
                                        )  ss.:
COUNTY OF                               )

         On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of ___________________________, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                   ___________________________
                                                   Notary Public

                                  ANNEX E - 5

                                                                      SCHEDULE A
                                                                              to
                                                                         ANNEX E
                                                                         -------

         MARK                  REG. NO.                  REG. DATE

                                SCHEDULE A - 1

                                                                         ANNEX F
                                                                              to
                                                              SECURITY AGREEMENT
                                                              ------------------

                           GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS
                            ------------------------

         FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to NEON Systems, Inc., as Secured Party, with principal offices at 14100 Southwest Freeway, Suite 500, Sugar Land, Texas 77478 (the "Grantee"), a security interest in (i) all of the Assignor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

         THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor and the Grantee, dated as of June ___, 2002 (as amended from time to time, the "Security Agreement"). Upon full and final payment of all Obligations of the Grantor to the Grantee secured by the Security Agreement, the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

         This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to

                                  ANNEX F - 1
the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                    * * *

                                  ANNEX F - 2

         IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of____________, ____.

                                        [NAME OF GRANTOR], Grantor

                                        By:     ________________________________
                                                Name:
                                                Title:

                                        NEON SYSTEMS, INC.,
                                        as Secured Party and Grantee

                                        By:     ________________________________
                                                Name:
                                                Title:

                                  ANNEX F - 3

STATE OF                                )
                                        )  ss.:
COUNTY OF                               )

         On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the Board of Directors of said ____________.

                                                   ___________________________
                                                   Notary Public

                                  ANNEX F - 4

STATE OF                                )
                                        )  ss.:
COUNTY OF                               )

         On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of ______________________, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                   ___________________________
                                                   Notary Public

                                  ANNEX F - 5

                                                                      SCHEDULE A
                                                                              to
                                                                         ANNEX F
                                                                         -------

         PATENT                 PATENT NO.                  ISSUE DATE
         ------                 ----------                  ----------

                                SCHEDULE A - 1

                                                                         ANNEX G
                                                                              to
                                                              SECURITY AGREEMENT
                                                              ------------------

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS
                           ---------------------------

         WHEREAS,   [Name of Grantor], a  _______________  _____________ (the
"Grantor"), having its chief executive office at _______________________, ___________________ , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

         WHEREAS, NEON SYSTEMS, INC., as Secured Party, having its principal offices at 14100 Southwest Freeway, Suite 500, Sugar Land, Texas 77478 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

         WHEREAS, the Grantor is willing to assign to the Grantee, and to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of June 26, 2002, made by the Grantor and the Grantee (as amended from time to time, the "Security Agreement"), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a security interest in all rights, title and interest in and to Grantor's copyrights and copyright registrations and applications therefor more particularly set forth in Schedule A attached hereto (the "Copyrights"), together with (i) all Proceeds (as such term is defined in the Security Agreement) of the Copyrights, and (ii) all causes of action arising prior to or after the date hereof for infringement of any Copyright.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                    * * *

                                  ANNEX G - 1

         Executed at ____________, ______________, the __ day of ________, ____.

                                        [NAME OF GRANTOR], as Grantor

                                        By        ______________________________
                                                  Name:
                                                  Title:

                                        NEON SYSTEMS, INC., as
                                        Secured Party

                                        By:       ______________________________
                                                  Name:
                                                  Title:

                                  ANNEX G - 2

STATE OF                                )
                                        )  ss.:
COUNTY OF                               )

         On this __ day of _________, ____, before me personally came ___________ ______________, who being duly sworn, did depose and say that [s]he is ___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                   ___________________________
                                                   Notary Public

                                  ANNEX G - 3

STATE OF                                )
                                        )  ss
COUNTY OF                               )

         On this ____ day of _________, ____, before me personally came ________ __________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company, that [s]he is authorized to execute the foregoing Grant on behalf of said __________ and that [s]he did so by authority of the Board of Directors of said _____________.

                                                   ___________________________
                                                   Notary Public

                                  ANNEX G - 4

                                                                      SCHEDULE A
                                                                              TO
                                                                         ANNEX G
                                                                         -------

                                 U.S. COPYRIGHTS
                                 ---------------

                  REGISTRATION              PUBLICATION                COPYRIGHT
                    NUMBERS                     DATE                     TITLE
                  -----------               ----------                 --------

                                 SCHEDULE A - 1